================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

   Date of Report (Date of Earliest Event Reported)  April 23, 2002
                                                    ----------------------------

       Capital One Auto Receivables, LLC/Capital One Finance Trust 2002-A
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         333-54736-03                                      31-175007
--------------------------------                 -------------------------------
    (Commission File Number)                       (Registrant's I.R.S. Employer
                                                         Identification No.)


          2980 Fairview Park Drive, Falls Church, Virginia          22042
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                     (Zip Code)


                                 (703) 875-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5.  Other Events.

         The Registrant is filing the exhibit listed in Item 7(c) below in connection with the issuance of Class A-1 Automobile Receivable-Backed Notes, Class A-2 Automobile Receivable-Backed Notes, Class A-3 Automobile Receivable-Backed Notes and Class A-4 Asset Backed Notes by Capital One Auto Finance Trust 2002-A described in the Final Prospectus Supplement dated April 16, 2002.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.        Document Description
-------      --------------------

8.1          Opinion of Mayer, Brown, Rowe & Maw with respect to tax matters.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 23, 2002

                                             CAPITAL ONE AUTO RECEIVABLES, LLC

                                             By: /s/ Jeffery Elswick
                                                 ------------------------------
                                             Name:  Jeffery Elswick
                                             Title: President

                                      -3-